Other non-current liabilities (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Other non-current liabilities
Government grants - Environmental subsidies	¥ 1,102,074	¥ 1,155,147
Government grants - Other government grants	324,325	306,077
Contract liabilities	2,623,764	2,443,254
Other deferred income	41,324	52,760
Others	758,058	888,809
Subtotal	4,849,545	4,846,047
Current portion of other non-current liabilities	(65,277)	(65,277)
Subtotal	(65,277)	(65,277)
Total	¥ 4,784,268	¥ 4,780,770